                                                               EXHIBIT h(26)(i)


                                 AMENDMENT NO.8

                             PARTICIPATION AGREEMENT

         The Participation Agreement, made and entered into as of the 17th day of February, 1998, and amended on December 11, 1998, March 15, 1999, April 17, 2000, May 1, 2000, May 1, 2001, September 1, 2001, and April 1, 2002 (the
"Agreement"), by and among AIM Variable Insurance Funds, a Delaware business trust, A I M Distributors, Inc., a Delaware corporation, Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company, and Clarendon Insurance Agency, Inc., a Massachusetts corporation, is hereby amended as follows:

         Schedule A of the Agreement is deleted in its entirety and replaced with the following:

                                   SCHEDULE A

-------------------------------------------------------------------------------------------------------------------------------
    FUNDS AVAILABLE UNDER THE                         SEPARATE ACCOUNTS                           CONTRACTS FUNDED BY THE
             POLICIES                                UTILIZING THE FUNDS                              SEPARATE ACCOUNTS
-------------------------------------------------------------------------------------------------------------------------------
        SERIES (I) SHARES
AIM V.I. Capital Appreciation Fund                 Sun Life of Canada (U.S.)         -        FUTURITY VARIABLE AND FIXED
AIM V.I. Growth Fund                               Variable Account F                         ANNUITY CONTRACT
AIM V.I. Core Equity Fund                                                            -        FUTURITY II VARIABLE AND FIXED
AIM V.I. International Growth Fund                                                            ANNUITY CONTRACT
                                                                                     -        FUTURITY III VARIABLE AND FIXED
                                                                                              ANNUITY CONTRACT
                                                                                     -        FUTURITY FOCUS VARIABLE AND FIXED
                                                                                              ANNUITY CONTRACT
                                                                                     -        FUTURITY FOCUS II VARIABLE AND
                                                                                              FIXED ANNUITY CONTRACT
                                                                                     -        FUTURITY ACCOLADE VARIABLE AND
                                                                                              FIXED ANNUITY CONTRACT
                                                                                     -        FUTURITY SELECT FOUR VARIABLE AND
                                                                                              FIXED ANNUITY CONTRACT

-------------------------------------------------------------------------------------------------------------------------------
        SERIES (I) SHARES
AIM V.I. Capital Appreciation Fund                 Sun Life of Canada (U.S.)         -        FUTURITY VARIABLE UNIVERSAL
AIM V.I. Growth Fund                               Variable Account I                         LIFE INSURANCE POLICIES
AIM V.I. Core Equity Fund                                                            -        FUTURITY SURVIVORSHIP VARIABLE
AIM V.I. International Growth Fund                                                            UNIVERSAL LIFE INSURANCE POLICIES
                                                                                     -        FUTURITY SURVIVORSHIP II
                                                                                              VARIABLE UNIVERSAL LIFE INSURANCE
                                                                                              POLICIES
                                                                                     -        FUTURITY PROTECTOR VARIABLE
                                                                                              UNIVERSAL LIFE INSURANCE POLICIES
                                                                                     -        FUTURITY ACCUMULATOR VARIABLE
                                                                                              UNIVERSAL LIFE INSURANCE POLICIES

-------------------------------------------------------------------------------------------------------------------------------
        SERIES (I) SHARES
AIM V.I. Capital Appreciation Fund                 Sun Life of Canada (U.S.)         -        SUN LIFE CORPORATE VARIABLE
AIM V.I. Premier Equity Fund                       Variable Account G                         UNIVERSAL LIFE INSURANCE POLICIES
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
        SERIES (I) SHARES
AIM V.I. Capital Appreciation Fund                 Sun Life of Canada (U.S.)        -         FUTURITY CORPORATE VARIABLE
AIM V.I. Growth Fund                               Variable Account G                         UNIVERSAL LIFE INSURANCE POLICIES
AIM V.I. Core Equity Fund
AIM V.I. International Growth Fund
AIM V.I. Premier Equity Fund

-------------------------------------------------------------------------------------------------------------------------------
      SERIES (I) SHARES
AIM V.I. Premier Equity Fund                       Sun Life of Canada (U.S.)        -         FUTURITY II VARIABLE AND FIXED
                                                   Variable Account F                         ANNUITY CONTRACT
                                                                                     -        FUTURITY III VARIABLE AND FIXED
                                                                                              ANNUITY CONTRACT
                                                                                     -        FUTURITY FOCUS II VARIABLE AND
                                                                                              FIXED ANNUITY CONTRACT
                                                                                     -        FUTURITY ACCOLADE VARIABLE AND
                                                                                              FIXED ANNUITY CONTRACT
                                                                                     -        FUTURITY SELECT FOUR VARIABLE AND
                                                                                              FIXED ANNUITY CONTRACT

-------------------------------------------------------------------------------------------------------------------------------
        SERIES (I) SHARES
AIM V.I. Premier Equity Fund                       Sun Life of Canada (U.S.)        -        FUTURITY SURVIVORSHIP II VARIABLE
                                                   Variable Account I                         UNIVERSAL LIFE INSURANCE POLICIES
                                                                                     -        FUTURITY PROTECTOR VARIABLE
                                                                                              UNIVERSAL LIFE INSURANCE POLICIES
                                                                                     -        FUTURITY ACCUMULATOR VARIABLE
                                                                                              UNIVERSAL LIFE INSURANCE POLICIES
-------------------------------------------------------------------------------------------------------------------------------
        SERIES (II) SHARES
AIM V.I. Capital Appreciation Fund                 Sun Life of Canada (U.S.)        -        FUTURITY SELECT FOUR PLUS
AIM V.I. Growth Fund                               Variable Account F                -        FUTURITY SELECT SEVEN
AIM V.I. Core Equity Fund                                                            -        FUTURITY SELECT FREEDOM
AIM V.I. International Core Equity Fund                                              -        FUTURITY SELECT INCENTIVE
AIM V.I. Premier Equity Fund
-------------------------------------------------------------------------------------------------------------------------------
        SERIES (II) SHARES
AIM V.I. Capital Appreciation Fund                 Sun Life of Canada (U.S.)        -        ALL-STAR
AIM V.I. International Core Equity Fund            Variable Account F                -        ALL-STAR TRADITIONS
AIM V.I. Premier Equity Fund                                                         -        ALL-STAR FREEDOM
                                                                                     -        ALL-STAR EXTRA
-------------------------------------------------------------------------------------------------------------------------------

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect. Effective Date: August 5, 2002

                                         AIM VARIABLE INSURANCE FUNDS

Attest: /s/ Jim Coppedge                 By: /s/ Carol F. Relihan
       --------------------------           ---------------------------------
Name:  Jim Coppedge                      Name:  Carol F. Relihan
Title: Assistant Secretary               Title: Senior Vice President

                                         A I M DISTRIBUTORS, INC.

Attest: /s/ Jim Coppedge                 By: /s/ Gene Needles
       --------------------------           ---------------------------------
Name:  Jim Coppedge                      Name:  Gene Needles
Title: Assistant Secretary               Title: Executive Vice President

                                         SUN LIFE ASSURANCE COMPANY OF
                                         CANADA (U.S.)

Attest: /s/ Maura Murphy                 By: /s/ Edward M. Shea
       --------------------------           ---------------------------------
Name:  Maura Murphy                      Name:  Edward M. Shea
Title: Senior Counsel                    Title: Assistant Vice President and
                                                Senior Counsel

                                         By: /s/ Philip K. Polkinghorn
                                            ---------------------------------
                                         Name:  Philip K. Polkinghorn
                                         Title: Vice President, Retirement
                                                Products and Services

                                         CLARENDON INSURANCE AGENCY, INC.

Attest: /s/ Maura Murphy                 By: /s/ William T. Evers
       --------------------------           ---------------------------------
Name:  Maura Murphy                      Name:  William T. Evers
Title: Senior Counsel                    Title: Assistant Secretary

                                         By: /s/ George E. Maden
                                            ---------------------------------
                                         Name:  George E. Maden
                                         Title: Secretary and Clerk